-------------------------------------------------
                             A N N U A L  R E P O R T
                -------------------------------------------------
                                February 29, 2000
                -------------------------------------------------


                                       The
                                   Value Line
                                   Tax Exempt
                                   Fund, Inc.



                               [GRAPHIC OMITTED]
                               ------------------
                               V A L U E  L I N E

                                    No-Load

                                     Mutual

                                     Funds

The Value Line Tax Exempt Fund, Inc.

                                                               To Our Value Line

--------------------------------------------------------------------------------

To Our Shareholders:

During the year ended February 29, 2000, prices of fixed-income securities declined as interest rates increased. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, rose from 5.17% on February 28, 1999 to 6.17% on February 29, 2000. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, increased from 5.58% to 6.14%. The rise in interest rates was the result of strong economic growth, a tighter monetary policy by the Federal Reserve, low unemployment, and increasing fears of inflation. Since May 1999, the Federal Reserve has raised the Federal Funds rate four times from 4.75% to 5.75%. This was a reversal of the reduction in this rate by 0.75% in 1998 following the Russian financial crisis, a hedge fund crisis, and fears of an economic slowdown. During this transition from a declining rate to a rising rate environment, the yield curve in the taxable bond market has inverted with short maturities providing higher yields than the 30-year Treasury bond. For example, as of February 29, 2000, the 5-year Treasury bond had a yield of 6.60% compared to 6.17% on the 30-year bond.

During the past year, taxable bonds have outperformed tax-exempt bonds. For the twelve months ended February 29, 2000, the Lehman Brothers Aggregate Bond Index was up 1.11% compared to a drop of 2.08% for the Lehman Brothers Municipal Bond Index. The declining demand for tax-exempt bonds coupled with a heavy supply in 1999, the strong demand for, Treasuries, coupled with a declining supply, and the strong demand for stocks have contributed to the underperformance of tax-exempt bonds. Currently, the ratio of tax-exempt yields to Treasury yields is at the high end of its historical range. A 30-year triple A rated tax-exempt bond yields 5.87%, which is 95.2% of the 6.16% yield of the 30-year Treasury bond. A 5.87% tax-exempt yield is equivalent to a 9.72% taxable yield for individuals in the 39.6% tax bracket. At these levels, municipal bonds are very attractive as an income vehicle for investors.

National Bond Portfolio

The primary objective of the Value Line Tax Exempt National Bond Portfolio is to provide investors with maximum income exempt from federal income taxes, without undue risk to principal. During the year ended February 29, 2000, the Portfolio's total return was down 4.30%. Since its inception in March 1984, the total return for the National Bond Portfolio, assuming the reinvestment of all dividends over that period, has been 212.89%. This is equivalent to an average annual total return of 7.42%.(1)

Your Portfolio's total return for the year ended February 29, 2000 was down 4.30% compared to a drop of 2.08% for the Lehman Brothers Municipal Bond Index during the same time period. The Portfolio's performance is below the index because the total return of the Index does not reflect expenses which are deducted from the Portfolio's total return and because of the Portfolio's higher concentration in insured and long-term bonds which under-performed the Index. However, the housing-revenue sector, that comprised 19% of the Portfolio, was one of the Index's best performing sectors.

Your Fund's management continues to emphasize bonds with high quality and with call protection in order to maintain and maximize shareholder income without sacrificing safety of principal. Over 87% of the Portfolio's bonds are rated A or better by the major credit agencies, such as Moody's Investors Service and Standard and Poor's Corporation. In addition, 29% of the Portfolio is invested in non-callable bonds, mostly with high coupons. The Portfolio's highest concentrations of investments are in the insured, housing-revenue, industrial-revenue, and pre-refunded sectors. Management continually monitors the Portfolio's duration and expects to maintain the duration within a range which is close to the Lehman Brothers Municipal Bond Index.

Money Market Portfolio

The objective of the Tax Exempt Money Market Portfolio is to preserve principal by investing in high-quality, tax-exempt short-term securities that have a high degree of liquidity so as to ensure a constant net asset value of $1.00 per share. The Portfolio consists only of securities that carry the highest two ratings of the major credit-rating agencies. The 7-day average yield was 2.86% as of February 29, 2000, which is equivalent to a 4.74% taxable yield for those in the 39.6% tax bracket.

--------------------------------------------------------------------------------
2

                                            The Value Line Tax Exempt Fund, Inc.

Tax Exempt Fund Shareholders

--------------------------------------------------------------------------------

All short-term interest rates rose in the year ended February 29, 2000. Short-term, tax-exempt rates, as measured by the Bond Buyer's One-year Note Index, increased from 2.88% on February 25, 1999 to 4.04% on February 29, 2000. During this same period of time, the yield on one-year taxable Treasury bills increased from 4.85% to 6.23%.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in small-dollar amounts. In addition to these features, The Value Line Tax Exempt Fund has the additional advantage of carrying no sales or redemption fees; it is a true no-load fund.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                          Sincerely,


                                          /s/ Jean Bernhard Buttner

                                          Jean Bernhard Buttner

                                          Chairman and President March 20, 2000


(1) Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local taxes, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

(2) Duration (here referring to the effective duration) is a statistical term used to measure the price sensitivity of a bond index, or portfolio to changes in interest rates. The higher the duration, the greater the price change accompanying any change in interest rates. For example, if a fund has a modified duration of seven (years), the price of the fund would be expected to rise or fall 7% for every percentage point drop or rise, respectively, in interest rates. Prices move in the opposite direction of interest rates.

The Lehman Brothers Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Investment-grade bonds are rated Baa or higher by Moody's or BBB or higher by Standard & Poor's. Returns and attributes for the index are calculated semi-monthly using approximately 25,000 municipal bonds, which are priced by Muller Data Corporation. The returns for the Index do not reflect expenses, which are deducted from the Fund's returns. The modified duration of the Lehman Brothers Municipal Bond Index, as of February 29, 2000 was 7.52%.

-----------

* Investment-grade bonds are rated Baa or higher by Moody's or BBB or higher by Standard & Poor's.



Economic Observations

The American economy continues to perform well as we proceed through the first quarter of 2000. Evidence of this healthy level of business activity can be found in the strong pace of manufacturing, the continued healthy gains in personal income, and the comparatively high levels of consumer spending. Overall, we estimate that Gross Domestic Product growth will exceed 4% in the opening quarter and average 3.5%-4.0% for the year as a whole. That would make 2000 the tenth year in a row of sustained economic growth in this country.

Inflationary pressures, meanwhile, continue to be held in check for the most part, in spite of a further recent surge in oil and gasoline prices, with strong increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, an increase in cost pressures does seem likely over the next several quarters. The Federal Reserve, taking note of this somewhat higher expense structure, is likely to chart a more restrictive monetary course in the months ahead. As such, we now expect the lead bank to vote one additional, albeit modest, interest rate increase before midyear.

--------------------------------------------------------------------------------
                                                                               3

The Value Line Tax Exempt Fund, Inc.

--------------------------------------------------------------------------------

The following graph compares the performance of The Value Line Tax Exempt Fund National Bond Portfolio to that of the Lehman Brothers Municipal Bond Index. The Value Line Tax Exempt Fund National Bond Portfolio is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE VALUE LINE TAX EXEMPT FUND NATIONAL BOND PORTFOLIO AND THE
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX


  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


------ Value Line Tax Exempt Fund National Board Portfolio

______ Lehman Brothers Municipal Bond Index


                   (Period covered is from 3/1/90 to 2/29/00)

Performance Data:

                                        Average Annual Total Returns
                    National Bond Portfolio               Money Market Portfolio
                      12/31/99  2/29/00                      12/31/99  2/29/00
                       -------  ------                        -------  ------

 1 year ended ......   -4.81%   -4.30%            1 year ended .....  2.27%    2.38%
 5 years ended .....    5.70%    4.63%            5 years ended ....  2.59%    2.58%
10 years ended .....    5.85%    5.88%           10 years ended ....  2.85%    2.81%

The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 includes dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------
4

                                            The Value Line Tax Exempt Fund, Inc.

Schedule of Investments                                        February 29, 2000
--------------------------------------------------------------------------------

  Principal                                                                        Rating
   Amount                          National Bond Portfolio                       (Unaudited)     Value
----------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES (96.3%)

             Alabama (.9%)
 $1,250,000  Colbert County-Northwest, Health Care Authority,
               Hospital Revenue Refunding, Helen Keller Hospital, 8.75%, 6/1/09 ...  Baa       $ 1,292,888

             Alaska (6.1%)
  2,040,000  Energy Authority,Power Revenue Refunding,
               Bradley Lake, Third Ser., 6.00%, 7/1/14 ............................  Aaa         2,093,183
             Housing Finance Corp.:
     40,000    Collateralized Mortgage Obligation, Veteran's 1st Ser.,
                 Veteran's Mortgage Program, 7.45%, 12/1/29........................  Aaa            40,233
  3,500,000    General Mortgage Revenue, Ser. A, 6.00%, 6/1/49 ....................  Aaa         3,321,570
  2,025,000    Mortgage Revenue, Refunding, Ser. A-1, 5.50%, 12/1/17...............  Aaa         1,881,711
  2,020,000  Valdez, Marine Terminal Revenue, Refunding BP Pipeline Inc.
               Project, Ser. B, 5.50%, 10/1/28.....................................  AA*         1,794,992
                                                                                               -----------
                                                                                                 9,131,689

             Arizona (7.6%)
  4,800,000  Greenlee County, Industrial Development Authority,
               Pollution Control Revenue, Refunding,
               Phelps Dodge Corp. Project, 5.45%, 6/1/09 ..........................  A2          4,609,824
             Maricopa County, Industrial Development Authority:
  3,355,000    Multi-Family Housing, Multi-Family Housing Revenue,
                 Ser. A, 5.10%, 1/1/33.............................................  Aaa         2,839,605
  3,895,000    Single-Family Housing, Single-Family Housing Revenue,
                 Ser. B, 4.75%, 12/1/30 ...........................................  Aaa         3,918,370
                                                                                               -----------
                                                                                                11,367,799

             California (3.4%)
  1,925,000  Pleasant Hill, Redevelopment Agency, Residential Mortgage Revenue,
               Refunding, 5.75%, 8/1/11............................................  AA*         1,888,617
  2,000,000  Sacramento County, Certificates of Participation, Crossover Refunding,
               Public Facilities Project, Coroner/Crime Lab, 4.75%, 10/1/17........  Aaa         1,730,540
  1,500,000  San Bernardino County, Single Family Mortage Revenue,
               Home Mortgage, Ser. A, 5.00%, 12/1/31 ..............................  Aaa         1,478,190
                                                                                               -----------
                                                                                                 5,097,347

             Colorado (2.9%)
  4,110,000  Denver, City & County, Single Family Mortgage Revenue, 7.00%, 8/1/10+   Aaa         4,441,882

             Delaware (.7%)
  1,000,000  Economic Development Authority Revenue, Student Housing,
               University Courtyard, Ser. A, 5.75%, 8/1/14.........................  AA*           983,610


--------------------------------------------------------------------------------

The value Line Tax Exempt Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                        Rating
   Amount                          National Bond Portfolio                       (Unaudited)     Value
----------------------------------------------------------------------------------------------------------

             District of Columbia (1.9%)
 $3,000,000  Water & Sewer Authority, Public Utility Revenue, 5.50%, 10/1/23.......  Aaa       $ 2,805,720

             Florida (1.8%)
  1,740,000  Clay County, Housing Finance Authority Revenue, Single Family
               Mortgage, Multi-Community, 6.00%, 4/1/29++..........................  Aaa         1,741,844
  1,000,000  Miami-Dade County, Housing Finance Authority Revenue,
               Home Ownership Mortgage, Ser. A-1, 5.20%, 10/1/31...................  Aaa           965,680
                                                                                               -----------
                                                                                                 2,707,524

             Georgia (.1%)
     85,000  Residential Finance Authority, Single Family Insured Mortgage,
               Revenue, Subser. C-1, 8.00%, 12/1/16 ...............................  Aa             86,171

             Hawaii (2.7%)
  4,000,000  Department of Budget and Finance, Special Purpose Mortgage
               Revenue, Kapiolani Health Care System, 6.40%, 7/1/13................  Aaa         4,086,040

             Illinois (9.1%)
             Chicago:
  3,000,000    Emergency Telephone System, Refunding, 5.25%, 1/1/20................  Aaa         2,737,560
  2,400,000    Metropolitan Housing Development Corp. Mortgage Revenue,
                 Housing Development, Refunding, Ser. A, 6.85%, 7/1/22.............  AA*         2,505,240
  1,490,000    Single Family Mortgage Revenue, Collateralized, Ser. C-1,
                 6.30%, 9/1/29.....................................................  Aaa         1,499,283
  2,000,000  Development Finance Authority, Solid Waste Disposal Revenue,
               Waste Management Inc. Project, 5.05%, 1/1/10........................  Ba1         1,666,760
  3,000,000  Metropolitan Pier & Exposition Authority, Hospitality Facilities
               Revenue, McCormick Place Convention Center, 7.00%, 7/1/26...........  Aaa         3,389,850
  2,000,000  University of Illinois, Certificates of Participation, Utility
               Infrastructure Projects, 5.25%, 8/15/14.............................  Aaa         1,902,640
                                                                                               -----------
                                                                                                13,701,333

             Indiana (2.3%)
  3,000,000  Office Building Commission, Capital Complex, Revenue,
               Ser. B, 7.40%, 7/1/15...............................................  Aaa         3,527,430

             Iowa (3.1%)
  1,015,000  Finance Authority, Single Family Revenue Mortgage,
               Ser. B, 7.45%, 7/1/23...............................................  Aaa         1,039,735
  3,360,000  Muscatine, Electric Revenue, 6.70%, 1/1/13............................  Aaa         3,617,477
                                                                                               -----------
                                                                                                 4,657,212

--------------------------------------------------------------------------------
6

                                            The Value Line Tax Exempt Fund, Inc.

                                                               February 29, 2000
--------------------------------------------------------------------------------

  Principal                                                                        Rating
   Amount                          National Bond Portfolio                       (Unaudited)     Value
----------------------------------------------------------------------------------------------------------

             Louisiana (.4%)
  $ 650,000  Housing Finance Agency, Mortgage Revenue, Single Family,
               Ser. B, 5.55%, 6/1/24...............................................  Aaa         $ 607,152

             Maryland (1.2%)
  1,720,000  Northeast Waste Disposal Authority, Solid Waste Revenue,
               Montgomery County Project A, 6.30%, 7/1/16..........................  A2           1,745,611

             Massachusetts (4.7%)
  4,500,000  State Devolpment Finance Agency Revenue, Boston University,
               Ser. P, 6.00%, 5/15/59..............................................  A3           4,196,025
  3,450,000  State Turnpike Authority, Metropolitan Highway Systems Revenue,
               Ser. A, 5.00%, 1/1/37...............................................  Aaa          2,848,148
                                                                                                -----------
                                                                                                  7,044,173

             Michigan (2.6%)
  2,000,000  Detroit, Water Supply System Revenue, Senior Lien,
               Ser. A, 5.50%, 7/1/14...............................................  Aaa          1,974,480
  2,000,000  Housing Development Authority,Single Family Mortgage Revenue,
               Ser. C, 5.95%, 12/1/14..............................................  AA+*         1,982,360
                                                                                                -----------
                                                                                                  3,956,840

             Nebraska (.8%)
  1,200,000  Investment Finance Authority, Single Family Mortgage Revenue,
               Ser. A, 5.977%, 11/27/16............................................  Aaa         1,185,888

             New Hampshire (.1%)
    115,000  Housing Finance Authority, Single Family Residential Mortgage,
               Ser. B, 7.75%, 7/1/23...............................................  Aa3            118,732

             New Jersey (1.3%)
  2,000,000  East Orange, Board of Education, Certificates of Participation,
               5.50%, 8/1/12.......................................................  Aaa          2,005,260

             New York (3.1%)
     80,000  New York City, General Obligations, Ser. F, 8.20%, 11/15/04...........  A3              85,406
             New York State:
  1,700,000    Dormitory Authority, Hospital, Maimonides Medical Center,
                 Ser. A, 5.75%, 8/1/14.............................................  Aaa          1,690,038
  2,760,000    Medical Care Facilities Finance Agency, Hospital and Nursing Home,
                 Insured Mortgage, Ser. D, 6.35%, 2/15/12 .........................  Aa2          2,917,596
                                                                                                -----------
                                                                                                  4,693,040

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                        Rating
   Amount                          National Bond Portfolio                       (Unaudited)     Value
----------------------------------------------------------------------------------------------------------



             North Dakota (.8%)
 $1,140,000  Housing Finance Agency Revenue, Refunding, Housing
               Finance Program, Home Mortgage, Ser. A, 6.20%, 7/1/14++.............  Aa3        $ 1,152,711

             Oregon (3.6%)
             Klamath Falls Electric Revenue, Refunding, Senior Lien, Klamath Cogen:
  3,000,000    5.50%,1/1/07........................................................  NR           2,820,420
  2,900,000    5.75%,1/1/13 .......................................................  NR           2,623,253
                                                                                                -----------
                                                                                                  5,443,673
             Rhode Island (.4%)
    595,000  Housing and Mortgage Finance Corp., Homeownership Opportunity,
               Ser. 3-A, 7.80%, 10/1/10............................................  Aa2            611,255

             South Carolina (2.2%)
  1,450,000  Piedmont Municipal Power Agency, Electric Revenue,
               Refunding, 6.75%, 1/1/19............................................  Aaa          1,602,917
  1,995,000  Three Rivers, Solid Waste Authority, Solid Waste Disposal Facilities,
               Revenue, 5.30%, 1/1/27..............................................  Aaa          1,758,632
                                                                                                -----------
                                                                                                  3,361,549
             South Dakota (.7%)
  1,065,000  Housing Development Authority, Homeownership Mortgage,
               Ser. A, 5.40%, 5/1/14...............................................  Aa1          1,063,349

             Texas (20.3%)
  2,380,000  Austin, Hotel Occupancy Tax Revenue, Refunding, 5.625%, 11/15/19......  Aaa          2,290,679
  4,500,000  Brazos River Authority, Pollution Control Revenue, Refunding,
               Utilities Electric Co., Ser. C, 5.55%, 6/1/30.......................  Baa1         3,718,890
  3,025,000  Brownsville, Utility Systems Revenue, Priority Refunding,
               6.25%, 9/1/14.......................................................  Aaa          3,209,222
  1,915,000  Department of Housing & Community Affairs, Single Family Mortgage
               Revenue, Ser. E, 5.00%, 9/1/16......................................  Aaa          1,866,819
  5,035,000  Harris County, Hospital District, Mortgage Revenue, 7.40%, 2/15/10 ...  Aaa          5,629,130
  2,300,000  Houston, Water Conveyance System Contract, Certificates of
               Participation, Ser. J, 6.25%, 12/15/15..............................  Aaa          2,418,059
  3,000,000  Lubbock, Housing Finance Corp., Single Family Mortgage Revenue,
               Refunding, Ser. A, 8.00%, 10/1/21...................................  AAA*         3,733,800
  3,000,000  Matagorda County, Navigation District No. 1, Revenue Refunding,
               Reliant Energy Project, Ser. B, 5.95%, 5/1/30.......................  Baa1         2,665,830
    700,000  Travis County, Health Facilities Development Corp., Hospital Revenue,
               Daughters of Charity, 5.90%, 11/15/07...............................  Aa             721,665
  5,025,000  Tyler, Health Facilities Development Corp., Hospital Revenue,
               East Texas Medical Center, Ser. D, 5.375%, 11/1/27..................  Aaa          4,440,794
                                                                                                -----------
                                                                                                 30,694,888

--------------------------------------------------------------------------------
8

                                            The Value Line Tax Exempt Fund, Inc.

                                                               February 29, 2000
--------------------------------------------------------------------------------

  Principal                                                                        Rating
   Amount                          National Bond Portfolio                       (Unaudited)     Value
----------------------------------------------------------------------------------------------------------



             Utah (1.3%)
             Housing Finance Agency, Single Family Mortgage:
$    80,000    Ser. C-3, 7.55%, 7/1/23 ............................................  AAA*          $ 81,826
    275,000    Ser. D-3, 7.55%, 7/1/23 ............................................  AAA*           281,688
  1,600,000    Ser. F-2, Class 1, 5.875%, 7/1/29 ..................................  Aaa          1,587,904
                                                                                                -----------
                                                                                                  1,951,418

             Vermont (1.9%)
  3,580,000  Educational & Health Buildings, Finance Agency, Revenue, Middlebury
               College Project, 5.00%, 11/1/38.....................................  Aa3          2,934,383

             Virginia (1.2%)
  2,000,000  Pocahontas Parkway Association, Route 895, Connector Toll Road
               Revenue, Ser. A, 5.25%, 8/15/09 ....................................  Baa3         1,831,940

             Washington (1.8%)
  3,000,000  Central Puget Sound, Regional Transportation Authority,
               Sales Tax & Motor Vehicle Excise Tax Revenue, 5.25%, 2/1/21.........  Aaa          2,740,380

             Wisconsin (5.3%)
             Health and Educational Facilities Authority Revenue, Refunding,
               Aurora Health Care Inc.:
  2,000,000      5.25%, 8/15/17....................................................  Aaa          1,802,960
  4,000,000      Ser. A, 5.60%, 2/15/29 ...........................................  A-*          3,127,920
  3,080,000  Housing and Economic Development Authority, Housing Revenue,
               Refunding, Ser. C, 5.80%, 11/1/13...................................  Aaa          3,073,655
                                                                                                -----------
                                                                                                  8,004,535
                                                                                                -----------

             TOTAL LONG-TERM MUNICIPAL SECURITIES
               (Cost $151,084,724)  ...............................................             145,033,422
                                                                                                -----------

--------------------------------------------------------------------------------
                                                                               9

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                        Rating
   Amount                          National Bond Portfolio                       (Unaudited)     Value
----------------------------------------------------------------------------------------------------------


SHORT-TERM MUNICIPAL SECURITIES (4.0%)
 $2,000,000  Gulf Coast, Texas, Waste Disposal Authority, Solid Waste
               Disposal Revenue, Refunding, Amoco Oil Co. Project,
               3.90%, 8/1/23.......................................................   VMIG-1(1) $ 2,000,000
  2,000,000  Indiana Health Facilities Financing Authority Revenue, Ascention
               Health Credit, Ser. B, 3.95%, 11/15/39..............................   Aa2(2)      2,000,000
  2,000,000  Lincoln County, Wyoming, Pollution Control Revenue,
               Exxon Project, Ser. A, 3.85%, 7/1/27................................   Aaa(1)      2,000,000
                                                                                                -----------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES
               (Cost $6,000,000) ..................................................               6,000,000
                                                                                                -----------

             TOTAL MUNICIPAL SECURITIES (100.3%)
               (Cost $157,084,724) ................................................             151,033,422

             LIABILITIES LESS CASH AND OTHER
               ASSETS (-.3%)  .....................................................                (519,306
                                                                                                -----------

             NET ASSETS (100.0%)  .................................................            $150,514,116
                                                                                               ============

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ..............................................                  $ 9.79
                                                                                               ============


Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate notes are considered short-term obligations. Interest rates change periodically every (1) 1 day or (2) 7 days. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 29, 2000.

 + A portion of this security has been segregated as collateral for when issued securities. This collateral has a market value of $3,134,175.

++  When issued security.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
10

                                            The Value Line Tax Exempt Fund, Inc.

                                                               February 29, 2000
--------------------------------------------------------------------------------

  Principal                                                                              Rating
   Amount                          Money Market Portfolio                              (Unaudited)    Value
-------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (99.2%)

             Alaska (3.7%)
  $ 500,000  Housing Finance Corp., State Capital Project, Ser. B, 4.00%, 12/1/00 ....    Aaa      $  500,000

             Arizona (3.7%)
    500,000  Maricopa County, Pollution Control Revenue, Refunding,
               Arizona Public Service Co., Ser B, 3.80%, 5/1/29.......................    P-1(1)      500,000

             Colorado (3.7%)
    500,000  Housing Finance Authority, Refunding, Multifamily, Greenwood Point,
               Ser. D, 3.85%, 10/15/16 ...............................................    A1+*(2)     500,000

             District of Columbia (4.5%)
    600,000  General Obligation, Refunding, Ser. A-1, 3.90%, 10/1/07..................    VMIG-1(1)   600,000

             Georgia (3.7%)
    500,000  Hapeville, Development Authority, Industrial Development Revenue,
               Hapeville Hotel Ltd., 3.80%, 11/1/15...................................    P-1(1)      500,000

             Illinois (5.6%)
    250,000  Chicago, Metropolitan Water, Reclamation District, 4.20%, 12/1/00........    Aa1         250,271
    500,000  Educational Facilities Authority, Revenue, Northwestern
               Project, 3.90%, 12/1/25................................................    VMIG-1(2)   500,000
                                                                                                    ---------
                                                                                                      750,271

             Indiana (10.8%)
    600,000  Health Facilities Financing Authority Revenue, Ascension Health Credit,
               Ser. B, 3.95%, 11/15/39................................................    Aa2(2)      600,000
    250,000  Secondary Market for Educational Loans Inc., Educational Loan Revenue,
               Revenue, Ser. E, 4.20%, 6/1/00.........................................    Aaa         250,000
    600,000  University Revenues, Student Fee, Ser. M, 3.90%, 8/1/00 .................    Aa2         599,127
                                                                                                   ----------
                                                                                                    1,449,127

             Louisiana (4.5%)
    600,000  Saint Charles Parish, Pollution Control Revenue, Shell Oil Co. Project,
               Ser. A, 3.90%, 10/1/22.................................................    VMIG-1(1)   600,000

             Massachusetts (6.8%)
    500,000  Consolidated Loan, Ser. C, 6.90%, 6/1/00 ................................    Aaa         503,321
    400,000  Port Authority Revenue, Ser. A, 7.50%, 7/1/20 (Pre-refunded 7/1/00) .....    Aaa         417,410
                                                                                                   ----------
                                                                                                      920,731

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.


Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                                Rating
   Amount                          Money Market Portfolio                               (Unaudited)   Value
-------------------------------------------------------------------------------------------------------------
             Nebraska (4.5%)
  $ 600,000  Omaha-Douglas County, Public Building Commission, 5.40%, 5/1/00..........    Aa3       $ 601,101

             New York (15.9%)
    500,000  Albany County, Refunding, South Mall Construction, Ser A, 5.00%, 4/1/00      Aaa         500,401
    500,000  New York City, Municipal Water Finance Authority,
               Water & Sewer System, Revenue, Ser C, 3.80%, 6/15/23...................    VMIG-1(1)   500,000
             New York State:
               Dormitory Authority Revenue, New Island Hospital:
    265,000      Ser. A, 4.00%, 7/1/00................................................    Aaa         264,953
    275,000      Ser. B, 4.00%, 7/1/00 ...............................................    Aaa         274,951
    600,000    Power Authority Revenue & General Purpose, 4.00%, 3/1/07
                 (Putback 9/01/00) ...................................................    Aa3         600,000
                                                                                                   ----------
                                                                                                    2,140,305

             Pennsylvania (1.9%)
    255,000  Fleetwood, Area School District, Refunding, 4.00%, 5/1/00 ...............    Aaa         254,784

             Rhode Island (4.7%)
    635,000  Housing & Mortgage Financing Corp., Homeownership Opportunity,
               Ser. 29-B, 3.55%, 4/4/00...............................................    Aa2         634,392

             South Carolina (4.5%)
    600,000  Berkley County, Exempt Facilities, Industrial Revenue,
               Amoco Chemical Co. Project, 3.90%, 4/1/27..............................    A1+*(1)     600,000

             Tennessee (3.7%)
    500,000  Volunteer State Funding Corp., Educational Loan Revenue,
               Senior Sub-Ser. B, 4.95%.  6/1/00......................................    Aa2         500,661

             Texas (13.3%)
             Harris County:
    600,000    Health Facilities Development Corp., Revenue, Texas Childrens
                 Hospital, 3.95%, 10/1/29.............................................    VMIG-1(2)   600,000
    600,000    Industrial Development Corp., Solid Waste Disposal Revenue,
                 Exxon Project, 3.85%, 4/1/32.........................................    VMIG-1(1)   600,000
    600,000  Trinity River Authority, Pollution Control Revenue, Texas Utilities
               Electric Co. Project, Ser. A, 3.95%, 3/1/26 ...........................    VMIG-1(1)   600,000
                                                                                                   ----------
                                                                                                    1,800,000

--------------------------------------------------------------------------------
12

                                            The Value Line Tax Exempt Fund, Inc.

                                                               February 29, 2000
--------------------------------------------------------------------------------

  Principal                                                                        Rating
   Amount                          Money Market Portfolio                        (Unaudited)     Value
----------------------------------------------------------------------------------------------------------
             Utah (3.7%)
  $ 500,000  Emery County, Pollution Control Revenue, Refunding, Pacificorp Project,
               3.80%, 11/1/24......................................................  VMIG-1(1)  $   500,000
                                                                                                -----------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES (99.2%)
               (Cost $13,351,372) .................................................              13,351,372

             CASH AND OTHER ASSETS IN EXCESS OF
               LIABILITIES (.8%) ..................................................                 105,031
                                                                                                -----------

             NET ASSETS (100.0%) ..................................................             $13,456,403
                                                                                                ===========

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ..............................................                   $1.00
                                                                                                ===========


Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate notes are considered short-term obligations. Interest rates change periodically every (1) 1 day (2) 7 days. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 29, 2000.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                              13

The Value Line Tax Exempt Fund, Inc.


Statement of Assets and Liabilities
at February 29, 2000

--------------------------------------------------------------------------------


                                                             Portfolio
                                                       --------------------
                                                        National     Money
                                                          Bond      Market
                                                       --------------------
                                                           (In thousands
                                                         except per share
                                                              amount)
Assets:
Investment securities at value
  (Cost $157,085 and
  amortized cost $13,351).......................       $151,033     $13,351
Cash ...........................................            955         110
Receivable for securities sold                               --         700
Interest receivable ............................          1,940          97
Receivable for capital shares sold                           --           9
                                                       --------     -------
      Total Assets .............................        153,928      14,267
                                                       --------     -------
Liabilities:
Payable for securities
  purchased.....................................          2,913         600
Dividends payable to
  shareholders..................................            221          --
Payable for capital shares
  repurchased ..................................            106         156
Accrued expenses:
  Advisory fee .................................             60           5
  Other ........................................            114          50
                                                       --------     -------
      Total Liabilities ........................          3,414         811
                                                       --------     -------
Net Assets .....................................       $150,514     $13,456
                                                       ========     =======
Net Assets:
Capital stock at $.01 par value
  (Authorized 65,000,000 shares and
  125,000,000 shares respectively; outstanding
  15,374,594 shares and 13,494,292 shares,
  respectively).................................       $    154     $   135
Additional paid-in capital .....................        161,440      13,331
Accumulated net realized loss
  on investments................................         (5,028)        (10)
Unrealized net depreciation of
  investments ..................................         (6,052)         --
                                                       --------     -------
Net Assets .....................................       $150,514     $13,456
                                                       ========     =======
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share  ...........................       $   9.79     $  1.00
                                                       ========     =======



Statement of Operations
for the Year Ended February 29, 2000
--------------------------------------------------------------------------------


                                                              Portfolio
                                                       ---------------------
                                                         National     Money
                                                           Bond      Market
                                                       ---------------------
                                                           (In thousands)
Investment Income:
Interest .......................................       $  9,015     $506
                                                       --------     ----
Expenses:
Advisory fee ...................................            834       73
Transfer agent fees ............................             55       19
Auditing and legal fees ........................             47       36
Printing and stationery ........................             42       11
Custodian fees .................................             35        3
Registration and filing fees....................             18       12
Postage....................... .................             14        3
Directors' fees and expenses....................              7        7
Other...........................................             23        4
                                                       --------     ----
      Total expenses before
        custody credits ........................          1,075      168
      Less: custody credits ....................            (20)      (2)
                                                       --------     ----
      Net Expenses .............................          1,055      166
                                                       --------     ----
Net Investment Income ..........................          7,960      340
                                                       --------     ----
Net Realized and Unrealized
  Loss on Investments:
  Net Realized Loss.............................         (5,005)      --
  Change in Unrealized
    Appreciation
    (Depreciation)..............................        (10,525)      --
                                                       --------     ----
Net Realized Loss and Change
  in Unrealized Appreciation
  (Depreciation) on
  Investments ..................................        (15,530)      --
                                                       --------     ----
Net (Decrease) Increase in Net
  Assets from Operations .......................       $ (7,570)    $340
                                                       ========     ====

See Notes to Financial Statements.
--------------------------------------------------------------------------------
14

                                            The Value Line Tax Exempt Fund, Inc.


Statement of Changes in Net Assets
for the Years Ended February 29, 2000 and February 28, 1999
--------------------------------------------------------------------------------


                                                                 National Bond          Money Market
                                                                   Portfolio              Portfolio
                                                              ----------------------------------------
                                                               2000        1999       2000        1999
                                                              ----------------------------------------
                                                                           (In thousands)
Operations:
  Net investment income  .................................   $  7,960     $ 8,718      $ 340      $ 384
  Net realized (loss) gain on investments  ...............     (5,005)      3,136         --         (6)
  Change in unrealized appreciation (depreciation)  ......    (10,525)     (2,615)        --         --
                                                             ------------------------------------------
  Net (decrease) increse in net assets from operations  ..     (7,570)      9,239        340        378
                                                             ------------------------------------------

Distributions to Shareholders:
  Net investment income ..................................     (8,009)     (8,669)      (341)      (384)
  Net realized gains  ....................................       (941)     (4,526)        --         --
                                                             ------------------------------------------
  Net decrease in net assets from distributions  .........     (8,950)    (13,195)      (341)      (384)
                                                             ------------------------------------------

Capital Share Transactions:
  Net proceeds from sale of shares  ......................     13,685      12,460      7,406      8,084
  Net proceeds from reinvestment of
    distributions to shareholders.........................      5,923       8,910        341        384
  Cost of shares repurchased  ............................    (34,591)    (23,506)    (9,546)    (9,964)
                                                             ------------------------------------------
  Net decrease in net assets from capital share
    transactions .........................................    (14,983)     (2,136)    (1,799)    (1,496)
                                                             ------------------------------------------
Total Decrease in Net Assets  ............................    (31,503)     (6,092)    (1,800)    (1,502)

Net Assets:
  Beginning of year  .....................................    182,017     188,109     15,256     16,758
                                                             ------------------------------------------
  End of year  ...........................................   $150,514    $182,017    $13,456    $15,256
                                                             ==========================================

Undistributed Net Investment Income
  at end of year .........................................   $     --    $     48    $    --    $     1
                                                             ==========================================


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                              15

The Value Line Tax Exempt Fund, Inc.


Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies
The Value Line Tax Exempt Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, comprised of the National Bond (formerly the
High-Yield  Portfolio)  and Money  Market  Portfolios.  The  primary  investment objective of the National Bond Portfolio is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The primary objective of the Money Market Portfolio is to preserve principal and provide income by investing in high-quality, tax-exempt money market instruments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state or region. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: National Bond Portfolio -- The investments are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Board of Directors.

Money Market Portfolio -- Securities are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940. The rule requires that the Portfolio maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality, with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Distributions: It is the policy of the Fund to declare dividends daily from net investment income. In the Money Market Portfolio, dividends are automatically reinvested each day in additional shares. Dividends credited to a shareholder's account in the National Bond Portfolio are paid monthly. Income earned by the Fund on weekends, holidays, and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Fund expects to distribute any net realized capital gains in either Portfolio at least annually.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such



--------------------------------------------------------------------------------
16

                                            The value Line Tax Exempt Fund, Inc.


                                                               February 29, 2000
--------------------------------------------------------------------------------

amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax or excise tax is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts, in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, the Fund recognizes market discount when the securities are disposed. Securities purchased or sold on when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(E) Expenses: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses that are applicable to both Portfolios are allocated between them.

2. Capital Share Transactions
Transactions in capital stock were as follows:

                                                          National Bond
                                                            Portfolio
                                                         --------------
                                                         2000     1999
                                                         --------------
                                                         (in thousands)
Shares sold ....................................        1,344     1,137
Shares issued to shareholders in
  reinvestment of distributions.................          582       815
                                                      -----------------
                                                        1,926     1,952
Shares repurchased .............................       (3,403)   (2,142)
                                                      -----------------
Net decrease....................................       (1,477)     (190)
                                                      =================

                                                          Money Market
                                                            Portfolio
                                                        ---------------
                                                         2000     1999
                                                        ---------------
                                                         (in thousands)
Shares sold ....................................        7,406     8,084
Shares issued to shareholders in
  reinvestment of distributions.................          341       384
                                                      -----------------
                                                        7,747     8,468
Shares repurchased .............................       (9,546)   (9,964)
                                                      -----------------
Net decrease....................................       (1,799)   (1,496)
                                                      =================

3. Purchases and Sales of Securities
Purchases and sales of municipal securities were as follows:

                                                        National Bond
                                                          Portfolio
                                                       -------------
                                                            2000
                                                       -------------
                                                       (in thousands)
Purchases:
Long-term obligations ..........................         $257,898
Short-term obligations..........................           43,500
                                                        ---------
                                                         $301,398
                                                        =========
maturities or Sales:
Long-term obligations ..........................         $268,787
Short-term obligations..........................           48,200
                                                        ---------
                                                         $316,987
                                                        =========

                                                        Money Market
                                                          Portfolio
                                                       -------------
                                                            2000
                                                       -------------
                                                       (in thousands)
Purchases:
Municipal short-term obligations................         $ 24,559
                                                         ========
maturities or Sales:
Municipal short-term obligations................         $ 26,225
                                                         ========

At February 29, 2000, the aggregate cost of investments for federal income-tax purposes was $157,086,952 for the National Bond Portfolio and $13,351,372 for the Money Market Portfolio.

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.


Notes to Financial Statements                                  February 29, 2000
--------------------------------------------------------------------------------

The aggregate appreciation and depreciation of investments in the National Bond Portfolio at February 29, 2000, based on a comparison of investment values and their costs for federal income-tax purposes, was $758,414 and $6,811,944, respectively, resulting in a net unrealized depreciation of $6,053,530. There was no unrealized appreciation or depreciation in the Money Market Portfolio.

At February 29, 2000, for federal income-tax purposes the National Bond Portfolio had a capital-loss carryover of approximately $4,285,227 which will expire in 2008, and the Money Market Portfolio had a capital-loss carryover of $10, 140 of which $998 will expire in 2004, $1,285 in 2005, $2,067 in 2006 and
$5,267 in 2007 and $523 in 2008. To the extent future capital gains are offset by such capital losses, the Portfolios do not anticipate distributing any such gains to shareholders.

For the year ended February 29, 2000 permanent book tax differences due to the expiration of capital-loss carryovers of $27,649 in the Money Market Portfolio were reclassified from accumulated net realized loss on investments to additional paid-in-capital.

The National Bond Portfolio elected to defer post October capital losses of $470,486.

4. Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $833,658 and $72,788 was paid or payable by the National Bond Portfolio and the Money Market Portfolio, respectively, to Value Line, Inc. (the "Adviser") for the year ended February 29, 2000. This was computed at an annual rate of .50% of the average daily net assets of the portfolios of the Fund. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses of its organization and operation.

For the year ended February 29, 2000, the Fund's expenses were reduced by $19,566 and $2,174 for the National Bond Portfolio and Money Market Portfolio, respectively, under a custody credit arrangement with the custodian.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a Director of the Fund.

At February 29, 2000, the Adviser and/or affiliated companies owned 127,034 shares of the National Bond Portfolio common shares, representing .83% of the outstanding shares. In addition, certain officers and directors of the Fund owned 1,301 shares of the National Bond Portfolio, representing .01% of the outstanding shares and 2,636 shares of the Money Market Portfolio, representing
 .02% of the outstanding shares.

--------------------------------------------------------------------------------
18

                                            The Value Line Tax Exempt Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:


                                                             National Bond Portfolio(3)
                                                        Years Ended on Last Day of February,
                                                ----------------------------------------------------
                                               2000        1999         1998        1997         1996
                                              -------     -------      -------     -------      -------
Net asset value, beginning of year ........  $  10.80     $ 11.04      $ 10.78     $ 10.82      $ 10.40
                                             -----------------------------------------------------------

  Income (loss) from investment operations:
    Net investment income..................       .49         .52          .54         .55          .55
    Net gains or losses on securities
      (both realized and unrealized).......      (.95)        .03          .36        (.04)         .42
                                             -----------------------------------------------------------
      Total from investment operations ....      (.46)        .55          .90         .51          .97
                                             -----------------------------------------------------------

  Less distributions:
    Dividends from net investment income ..      (.49)       (.52)        (.54)       (.55)        (.55)
    Distributions from capital gains ......      (.06)       (.27)        (.10)         --           --
                                             -----------------------------------------------------------
      Total distributions .................      (.55)       (.79)        (.64)       (.55)        (.55)
                                             -----------------------------------------------------------
Net asset value, end of year ..............  $   9.79     $ 10.80      $ 11.04     $ 10.78      $ 10.82
                                             ===========================================================
Total return ..............................     (4.30)%      4.88%        8.56%       4.86%        9.55%
                                             ===========================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....  $150,514    $182,017     $188,109    $193,641     $222,760
Ratio of expenses to average net assets....       .64%(2)     .63%(2)      .63%(1)     .60%(1)      .62%
Ratio of net investment income
  to average net assets....................      4.77%       4.71%        4.98%       5.13%        5.22%
Portfolio turnover rate ...................       163%        192%         119%         73%          95%

(1) Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been .62% and .63% for the year ended February 28, 1999 and February 29, 2000, respectively.

(3) Formerly the High-Yield Portfolio.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              19

The Value Line Tax Exempt Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:


                                                               Money Market Portfolio
                                                        Years Ended on Last Day of February,
                                                ----------------------------------------------------
                                               2000        1999         1998        1997         1996
                                              -------     -------      -------     -------      -------
Net asset value, beginning of year ........    $ 1.00      $ 1.00       $ 1.00      $ 1.00       $ 1.00
                                              ----------------------------------------------------------

  Income from investment operations:
    Net investment income..................       .02         .02          .03         .03          .03
                                              ----------------------------------------------------------

  Less distributions:
    Dividends from net investment income ..     (.02)        (.02)        (.03)       (.03)        (.03)
                                              ----------------------------------------------------------
Net asset value, end of year ..............    $ 1.00      $ 1.00       $ 1.00      $ 1.00       $ 1.00
                                              ==========================================================
Total return ..............................      2.38%       2.39%        2.65%       2.56%        2.92%
                                              ==========================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....   $13,456     $15,256      $16,758     $19,668      $21,777
Ratio of expenses to average net assets....      1.15%(2)    1.18%(2)     1.03%(1)    1.00%(1)     1.01%
Ratio of net investment income
  to average net assets....................      2.33%       2.38%        2.63%       2.54%        2.89%

(1) Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.16% and 1.14% for the year ended February 28, 1999 and February 29, 2000, respectively.


See Notes to Financial Statements.
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20

                                            The Value Line Tax Exempt Fund, Inc.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Value Line Tax Exempt Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the National Bond Portfolio (formerly the High-Yield Portfolio) and the Money Market Portfolio (constituting The Value Line Tax Exempt Fund, Inc. hereafter referred to as the "Fund") at February 29, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
April 17, 2000


--------------------------------------------------------------------------------
                         FEDERAL TAX NOTICE (unaudited)

   During the year ended February 29, 2000, the Fund paid to shareholders of the National Bond Portfolio $0.493 and the Money Market Portfolio $.024 per share, respectively, from net investment income. Substantially all of the Fund's dividends from net investment income were exempt-interest dividends, excludable from gross income for regular Federal income-tax purposes. During the year ended February 29, 2000, the Fund paid to shareholders of the National Bond Portfolio $0.058 per share of Long Term Capital Gains and $0.002 of Short Term Capital Gains.

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                                                                              21

The Value Line Tax Exempt Fund, Inc.


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                                            The Value Line Tax Exempt Fund, Inc.

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                                                                              23

The Value Line Tax Exempt Fund, Inc.


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* Only availble through the purchase of Guardian Investor, a tax deferred variable annuity, or Value Plus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at 222.valueline.com. read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
24

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Bruce H. Alston
                      Vice President
                      Charles Heebner
                      Vice President
                      David T. Henigson
                      Vice President,
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


An investment in The Value Line Tax Exempt Fund, Inc. Money Market Portfolio is not guaranteed or insured by the U.S. Government, and there is no assurance that this portfolio will maintain its $1.00 per share net asset value.

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).